                                                               EXHIBIT 24
                           POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I Tobin Armstrong, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all other instruments, filings or documents as said attorneys or any of them shall deem necessary and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26 day of July, 1994.

                                /s/ TOBIN ARMSTRONG
                                    Tobin Armstrong

                           POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I Jack S. Blanton, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all other instruments, filings or documents as said attorneys or any of them shall deem necessary and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26 day of July, 1994.

                                /s/ JACK S. BLANTON
                                    Jack S. Blanton

                           POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I W. M. Brumley, Jr., in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all other instruments, filings or documents as said attorneys or any of them shall deem necessary and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26 day of July, 1994.

                                /s/ W. M. BRUMLEY, JR.
                                    W. M. Brumley, Jr.

                           POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I John B. Carter, Jr., in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all other instruments, filings or documents as said attorneys or any of them shall deem necessary and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of July, 1994.

                                /s/ JOHN B. CARTER, JR.
                                    John B. Carter, Jr.

                           POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I William L. Fisher, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all other instruments, filings or documents as said attorneys or any of them shall deem necessary and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26 day of July, 1994.

                                /s/ WILLIAM L. FISHER
                                    William L. Fisher

                           POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I William E. Gipson, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all other instruments, filings or documents as said attorneys or any of them shall deem necessary and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26 day of July, 1994.

                                /s/ WILLIAM E. GIPSON
                                    William E. Gipson

                           POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I Gerrit W. Gong, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all other instruments, filings or documents as said attorneys or any of them shall deem necessary and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26 day of July, 1994.

                                /s/ GERRIT W. GONG
                                    Gerrit W. Gong

                           POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I J. Stuart Hunt, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all other instruments, filings or documents as said attorneys or any of them shall deem necessary and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of July, 1994.

                                /s/ J. STUART HUNT
                                    J. Stuart Hunt

                           POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I Frederick A. Klingenstein, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN,
D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all other instruments, filings or documents as said attorneys or any of them shall deem necessary and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of July, 1994.

                                /s/ FREDERICK A. KLINGENSTEIN
                                    Frederick A. Klingenstein

                           POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I Nicholas R. Petry, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all other instruments, filings or documents as said attorneys or any of them shall deem necessary and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of July, 1994.

                                /s/ NICHOLAS R. PETRY
                                    Nicholas R. Petry

                           POWER OF ATTORNEY

          WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

          NOW, THEREFORE, I Jack A. Vickers, in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, D. STEPHEN SLACK, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all other instruments, filings or documents as said attorneys or any of them shall deem necessary and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 22nd day of July, 1994.

                                /s/ JACK A. VICKERS
                                    Jack A. Vickers